UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2013

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On September 23, 2013, Silicon Laboratories Inc. issued 503,651 shares of its common stock in exchange for the cancellation of approximately $20 million of an unsecured promissory note (the “Deferred Consideration”) that was issued in connection with the acquisition of Energy Micro AS.  The issuance of this common stock was exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended, based on representations from the recipients that they are not “U.S. Persons” as defined in Regulation S.  These shares of common stock are subject to resale restrictions that lapse in installments over a period of four years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

September 24, 2013	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)